UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-05984
                                                    ----------------------------

                           THE NEW IRELAND FUND, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                 Bank of Ireland Asset Management (U.S.) Limited
                               75 Holly Hill Lane
                               GREENWICH, CT 06830
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                    PFPC Inc.
                           99 High Street, 27th Floor
                                BOSTON, MA 02110
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (203) 869-0111
                                                          ---------------

                    Date of fiscal year end: OCTOBER 31, 2004
                                            -----------------

                   Date of reporting period: OCTOBER 31, 2004
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.



                                [GRAPHIC OMITTED]
                                NEW IRELAND FUND


                                [GRAPHIC OMITTED]
                                      PHOTO

                                  ANNUAL REPORT
                                OCTOBER 31, 2004

                  COVER PHOTOGRAPH -- AN IRISH CHRISTMAS DINNER
                      Provided courtesy of Tourism Ireland.

                             LETTER TO SHAREHOLDERS
Dear Shareholder,

INTRODUCTION

     The Irish economy continues its recovery with GNP forecasts again revised upwards. Over the past few weeks, energy prices have fallen and, if they continue at their current level, or fall further, the effect should be positive, not just in Ireland but worldwide. However, the problems in the Middle East continue and it is hoped that these, along with the rise in interest rates in the US, will not offset the other positive factors. The relative strength of the Irish economy fed through to the Irish Stock Market which, over the quarter and the full year, outperformed most of the major stock markets in both Europe and the US. In turn, this has resulted in excellent results for the New Ireland Fund ("the Fund") as detailed below.

     With the exception of the Spain Fund, the Fund outperformed the rest of the funds within its peer group over these past 12 months and was the top performer within the group in the 3 and 5 year term categories. The Fund's carry forward capital losses continue to offset realized capital gains but there will be a small net income distribution to shareholders of $0.03 per share. This will be paid by way of cash dividend, on December 29, 2004.

     In the last quarterly report to shareholders, I mentioned that the Board were reviewing the various options available to the Fund, with a view to addressing the persistently high level of discount which has dogged the Fund in recent years. At the September Board meeting, it was decided that, subject to SEC approval, a Managed Distribution Policy, initially at a 10% level, would be instituted. However, it should be emphasized that there could be delays in implementing the Policy as, following the recent submission of the required Exemptive Application to the SEC, we were advised that they are re-examining similar distribution plans that have already been approved for other funds, prior to reviewing newly received applications, such as ours. Details relating to the intended Policy are set out in the notes at the back of this report.

     Other developments, since the last report, were the appointment of a Chief Compliance Officer, which was required under recent legislation, and the appointment of a new Portfolio Manager, following John Forde's move to another organization in Ireland. The new Portfolio Manager, Deirdre Kennedy, has been with the Fund's Advisor for the past six years and as a result, the Board does not expect that there will be any change in the approach to the management of the Fund's assets going forward.

PERFORMANCE

     During the final quarter of fiscal 2004, the Fund's Net Asset Value ("NAV") increased by 13.33% to $20.74 driven by strength in the overall economy, as reflected in solid corporate results. The Irish stock market increased by 12.23% in US dollar terms in the quarter. This return benefited from a significant appreciation in the Euro against the US dollar, with the Euro rising 5.8% over the quarter.

     Turning to the full year results, over the Fund's fiscal year ended October 31, 2004, the NAV increased by 27.32% from $16.29 to $20.74. Allowing for the distribution to shareholders, the Fund's return was 28.14%. The Irish stock market index increased by 30.84% in US dollar terms over that period. Again this return was aided by the strength of the Euro, which increased by 9.7% against the US dollar in the same 12 months.

     It is worth noting that the Irish stock market derived about half its return from a single stock, Elan, over the 12 months to October. Although the Fund did not have Elan in its portfolio, it did benefit from its broader exposure to quality medium sized Irish companies, with strong growth rates.

     During fiscal 2004, we continued to implement the Share Repurchase Program and, over the 12 months, the Fund repurchased and retired 86,200 shares at a cost of $1,298,640. These repurchases represent a reduction of 1.81% of the shares outstanding at October 31, 2003 and they positively impacted the Fund's NAV by 5 cents per share. Since commencement of the Program in fiscal 2000, repurchases have totalled 1,088,950 shares representing 18.8% of total shares, which have been issued by the Fund.

ECONOMIC REVIEW

     Economic indicators for Ireland continue their very positive trends. The Central Bank raised its forecast for GNP growth to 4.5% for 2004 (5% GDP growth), with a further increase to 5% GNP growth expected in 2005 (5.25% GDP growth). As the international recovery continues, albeit at a more moderate pace than that seen in the year to mid-2004, the prospects for the Irish economy are highly favorable.

     Irish consumer confidence improved again in October, with the index rising to 99.6 compared to a figure of 95.5 in September and 69.4 in October 2003. The improvement in expectations is due to consumers becoming more optimistic about the outlook for the labor market and the general economic situation, as well as the outlook over the next 12 months for their household financial situation.

     Meanwhile, the numbers claiming unemployment benefit declined to a 29 month low in October. The unemployment rate now stands at 4.3%. This downward trend is expected to continue into 2005. Increasing numbers in employment have been reflected in accelerating retail sales volumes and buoyant income tax and excise duty receipts.

     The exchequer returns for October provided another solid set of numbers with year to date growth in tax receipts of 11.8% and with tax revenues, for the full year, likely to be ahead of forecast. Overall, Public finances have shown a marked improvement in the first nine months of 2004, with low debt ratios and close to balance positions.

     Headline inflation increased just 0.1% in September, taking the annual rate to 2.5%. The cumulative effect of energy price increases added 0.6 percentage points to the annual inflation rate. Of particular note, is the fact that Ireland's inflation rate has fallen to close to that of the euro area as a whole.

     Private sector credit growth was strong again in September, with underlying growth of 24.9% on a year-on-year basis. Demand for residential mortgages was the main driving force behind the expansion, but growth in non-residential mortgage credit also strengthened significantly to 21.1% in September.

EQUITY MARKET REVIEW

     The Irish stock market increased by 6.0% in Euro terms over the quarter and 19.2% in the year ended October 31st 2004. This performance comfortably exceeded the international benchmarks over both periods, both in local currency and US dollar terms.


                                  QUARTER ENDED                YEAR ENDED
                                OCTOBER 31, 2004            OCTOBER 31, 2004
                                ----------------            ----------------

                               LOCAL                       LOCAL
                             CURRENCY        U.S. $      CURRENCY        U.S. $
                             --------        ------      --------       -------
Irish Equities (ISEQ)          +6.0%         +12.2%       +19.2%        +30.8%

S&P 500                        +2.6%          +2.6%        +7.6%         +7.6%
NASDAQ                         +4.6%          +4.6%        +2.2%         +2.2%
UK Equities (FTSE 100)         +4.8%          +4.8%        +7.9%        +16.9%
Japanese Equities              -4.9%          +0.1%        +2.0%         +6.0%

Euroland Equities Eurostoxx    +3.5%         +10.2%        +9.8%        +21.2%
German Equities (DAX)          +1.7%          +8.3%        +8.3%        +19.6%
French Equities (CAC)          +1.6%          +8.2%        +9.9%        +21.3%
Dutch Equities (AEX)           +0.2%          +6.7%        +0.1%        +10.5%

     Generally impressive company earnings reports and specific corporate activity were the key points in the Irish market over the quarter:

     KERRY GROUP reported first half results at the end of August. Turnover increased 8.5% to [EURO] 1.95 billion and adjusted earnings per share climbed 10.4% to [EURO] 0.51, which is impressive in the context of the global food industry. The interim dividend of 4.5 cents per share was increased by 11.1% as compared to the 2003 payout. Management said that all core businesses, and recently acquired businesses, are performing well and the group is confident of achieving a good outcome for the full year.

     Interim results from CRH were strong and ahead of consensus forecasts. There was a good organic bounce back from the weather depressed first half of 2003 and a significant incremental impact from 2003/2004 acquisitions. Sales increased 22%, pre tax profit was up 71% and EPS increased by 72%. Management raised the dividend by 17% and said that greater ongoing dividend increases were appropriate, reflecting the better economic backdrop and market outlook. Management completed 21 full or partial acquisitions in the first half of the year with the most significant being Secil in Portugal, and they see plenty of opportunities for further acquisitions in the future. CRH enjoys a strong financial position with debt/market capitalization of 35% and interest cover of
13.4 times. The stock was little changed on the quarter following a strong performance in July, at which time, management also put out a very positive trading statement.

     RYANAIR HOLDINGS reported fiscal first quarter results with earnings per share up 21.6%. Volumes were strong with passenger growth of 28%, and with ancillary activities up 40%. Yields were down 6%, in line with forecasts, and management maintained its cautious outlook, forecasting a reduction in yields of 5-10% in the second quarter and 10-20% over the winter. The stock lost ground in the quarter mainly due to higher oil price concerns.

     KINGSPAN GROUP'S share price rose 36.2% in US dollar terms over the quarter. The Company's results were ahead of expectations with revenues up 16% to [EURO] 439.4 million and pre tax profits rising 33% year on year. Management said that "markets are reasonably buoyant and, with the current momentum, the group expects to see a satisfactory outcome for the year as a whole".

     WARNER CHILCOTT attracted a lot of attention this quarter, with news in September that it received a possible all cash offer from a consortium of private equity institutions. The indicative offer price was (pound)8.00, or (pound)1.5 billion, a 23% premium to its price prior to the announcement. In October two more parties began due diligence enquires and on October 25th, Warner announced that it had received a formal offer at (pound)8.37 from an unidentified bidder, presumed to be a consortium led by Goldman Sachs. Just two days later, Warner reached agreement with Waren, a JP Morgan led group, in a deal worth (pound)8.62 per share, representing a 33% advance on the price prior to the initial announcement. Waren has irrevocable undertakings, on 10.7% of the company's shares, from the firm's directors. These remain binding unless an offer of (pound)8.77 or more is made within 28 days. A break up fee of (pound)17 million is payable by Warner to Waren in the event that another proposal is completed. (Since the close of the quarter Bain, previously part of a rival consortium, joined the Waren group bid at the same terms.)

     IRISH LIFE AND  PERMANENT'S  interim  results were in line with  forecasts.
Excluding   securities  gains  recorded  in  the  banking  business  last  year, underlying earnings growth was close to 15%. The dividend was increased by 10%.

     First half earnings per share at FYFFES increased by 20.4%, and the group expects full year EPS to rise by double digits. The company currently has cash holdings of [EURO] 152 million after selling properties, and the plan is to pursue further acquisitions, given the favorable interest rate environment.

     IONA TECHNOLOGIES' quarterly numbers were at the top end of company guidance. Revenues at $16.5mn declined 5% year on year. The gross margin at 82.3% was up from 81.5% last year as service margins continue to strengthen and Iona maintains a tight control on costs. Profitability has been restored, with EPS at $0.01 compared to a loss of $0.053 in the same quarter last year. A recently introduced product, Artix, is beginning to achieve market traction and it accounted for 10% of total revenues in the third quarter.

CURRENT OUTLOOK

     Global equity markets have been somewhat directionless in 2004, following the strong rebound last year. Investor concerns include rising interest rates, slowing corporate earnings growth and the impact of high oil prices, but, while global economic growth is moderating, the recovery very much continues and Ireland's growth expectations stand out, as compared to forecasts for other European countries. Irish fundamentals are supportive of continuing superior growth, with its favorable demographics, flexible labor markets and strong government finances.

     Looking to valuation, the Irish market remains attractive with a P/E ratio of 12.3% and a dividend yield of 2.5% for 2005, reflecting an expectation of 12.6% in earnings growth and close to 3 times dividend coverage. This combination of yield and growth is particularly appealing in the context of a low interest rate environment and stable inflation expectation.

Sincerely,

/S/ PETER HOOPER
Peter Hooper

Chairman
December 17, 2004

                               INVESTMENT SUMMARY

                                TOTAL RETURN (%)
                                ----------------



                           MARKET VALUE                NET ASSET VALUE (A)
                           ------------                -------------------

                                     AVERAGE                         AVERAGE
                     CUMULATIVE      ANNUAL         CUMULATIVE       ANNUAL
                     ----------      ------         ----------       ------
Current Quarter         15.81        15.81             13.33          13.33
One Year                34.47        34.47             28.14          28.14
Three Year              79.81        21.65             66.26          18.45
Five Year               61.99        10.14             40.57           7.04
Ten Year               210.03        12.00            195.86          11.45





                                   PER SHARE INFORMATION AND RETURNS
                                   ---------------------------------


                        1995    1996    1997    1998    1999    2000    2001    2002    2003    2004
-----------------------------------------------------------------------------------------------------
Net Asset
  Value ($)            13.61   16.90   19.99   21.36   19.75   20.06   13.28   11.04   16.29   20.74
Income
  Dividends ($)        (0.11)  (0.14)  (0.22)  (0.07)     --   (0.13)  (0.01)  (0.03)     --  (0.089)
Capital Gains
Other
  Distributions ($)       --   (0.13)  (0.36)  (0.70)  (1.14)  (1.60)  (2.65)  (0.69)     --      --
Total
  Return (%) (a)       25.72   26.65   22.46   11.68   (2.79)  13.27  (23.76) (12.07)  47.55   28.14


NOTES
-----

(a)  Total  investment  returns  reflect  changes  in net asset  value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE FUND.

                PORTFOLIO BY MARKET SECTOR AS OF OCTOBER 31, 2004
                           (PERCENTAGE OF NET ASSETS)



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS

Construction and Building Materials ... 21.47%
Financial ............................. 20.58%
Food and Beverages .................... 14.46%
Other* Assets ......................... 13.31%
Health Care Services ..................  7.04%
Leisure and Hotels ....................  6.73%
Business Services .....................  5.07%
Diversified Financial Services ........  4.29%
Food and Agriculture ..................  3.57%
Transportation ........................  3.48%


*Includes industries less than 3%.

                TOP 10 HOLDINGS BY ISSUER AS OF OCTOBER 31, 2004

HOLDING                         SECTOR                          % OF NET ASSETS
-------                         ------                          ---------------
Allied Irish Banks PLC          Financial                              15.71%
CRH PLC                         Construction and Building Materials    12.34%
Kerry Group PLC, Series A       Food and Beverages                     11.78%
Kingspan Group PLC              Construction and Building Materials     5.44%
DCC PLC                         Business Services                       5.07%
FBD Holdings PLC                Financial                               4.87%
United Drug PLC                 Health Care Services                    4.61%
Irish Life & Permanent PLC      Diversified Financial Services          4.29%
Jury's Doyle Hotel Group PLC    Leisure and Hotels                      3.98%
Grafton Group PLC-UTS           Construction and Building Materials     3.70%

THE NEW IRELAND FUND, INC.
PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

                                                                  Value (U.S.)
October 31, 2004                                      Shares        (Note A)
--------------------------------------------------------------------------------
COMMON STOCKS (94.73%)
COMMON STOCKS OF IRISH COMPANIES (93.35%)
BUSINESS SERVICES (5.07%)
     DCC PLC                                          243,763     $  4,930,267
                                                                  ------------

COMPUTER SOFTWARE AND SERVICES (0.66%)
     IONA Technologies PLC-ADR*                       169,300          645,033
                                                                  ------------

CONSTRUCTION AND BUILDING MATERIALS (21.47%)
     CRH PLC                                          504,637       12,004,007
     Grafton Group PLC-UTS                            400,820        3,594,546
     Kingspan Group PLC                               675,707        5,286,145
                                                                  ------------
                                                                    20,884,698
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (4.29%)
     Irish Life & Permanent PLC                       248,182        4,167,252
                                                                  ------------

FINANCIAL (20.58%)
     Allied Irish Banks PLC                           879,951       15,279,062
     FBD Holdings PLC                                 202,314        4,735,319
                                                                  ------------
                                                                    20,014,381
                                                                  ------------

FOOD AND AGRICULTURE (3.57%)
     IAWS Group PLC                                   261,904        3,468,154
                                                                  ------------

FOOD AND BEVERAGES (14.46%)
     Fyffes PLC                                       556,041        1,308,531
     Greencore Group PLC                              352,568        1,296,123
     Kerry Group PLC, Series A                        511,857       11,459,532
                                                                  ------------
                                                                    14,064,186
                                                                  ------------

HEALTH CARE SERVICES (7.04%)
     ICON PLC-Sponsored ADR*                           71,646        2,365,035
     United Drug PLC                                1,129,687        4,483,511
                                                                  ------------
                                                                     6,848,546
                                                                  ------------

LEISURE AND HOTELS (6.73%)
     Jury's Doyle Hotel Group PLC                     291,464        3,870,713
     Paddy Power PLC                                  202,495        2,676,304
                                                                  ------------
                                                                     6,547,017
                                                                  ------------

THE NEW IRELAND FUND, INC.
PORTFOLIO HOLDINGS (CONTINUED)
--------------------------------------------------------------------------------

                                                                  Value (U.S.)
October 31, 2004                                      Shares        (Note A)
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
PUBLISHING AND NEWS (2.18%)
     Independent News & Media PLC                     732,313     $  2,123,915
                                                                  ------------

TECHNOLOGY (1.61%)
     Horizon Technology Group PLC*                  1,321,900        1,563,821
                                                                  ------------

TELECOMMUNICATIONS (0.86%)
     Eircom Group PLC-144A*a                          400,000          837,012
                                                                  ------------

TRANSPORTATION (3.48%)
     Ryanair Holdings PLC*                            650,000        3,381,756
                                                                  ------------

UTILITY/PUBLIC SERVICES (1.35%)
     NTR PLC+
     (6/14/02-Cost $549,657)                           58,742        1,307,652
                                                                  ------------

TOTAL COMMON STOCKS OF IRISH COMPANIES
  (Cost $41,879,129)                                                90,783,690
                                                                  ------------

COMMON STOCKS OF UNITED KINGDOM COMPANIES (1.38%)
  (Cost U.S. $915,439)
PHARMACEUTICALS (1.38%)
     Warner Chilcott PLC                               85,060        1,341,921
                                                                  ------------

TOTAL INVESTMENT COMPANIES BEFORE FOREIGN
   CURRENCY ON DEPOSIT
   (Cost $42,794,568)                                             $ 92,125,611
                                                                  ------------

THE NEW IRELAND FUND, INC.
PORTFOLIO HOLDINGS (CONTINUED)
--------------------------------------------------------------------------------

                                                       Face      Value (U.S.)
October 31, 2004                                       Value       (Note A)
--------------------------------------------------------------------------------

FOREIGN CURRENCY ON DEPOSIT (5.40%)
   (Interest Bearing)
   British Pounds Sterling                   (pound)       27     $         49
   Euro                                      (euro) 4,130,171        5,253,801
                                                                  ------------

TOTAL FOREIGN CURRENCY ON DEPOSIT
   (Cost $5,190,193)**                                               5,253,850
                                                                  ------------

TOTAL INVESTMENTS (100.13%)
   (Cost $47,984,761)                                               97,379,461
OTHER ASSETS AND LIABILITIES (-0.13%)                                 (126,193)
                                                                  ------------

NET ASSETS (100.00%)
                                                                  $ 97,253,268
                                                                  ============


--------------------------------------------------------------------------------
    a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended.
    *  Non-income producing security.
   **  Foreign currency held on deposit at the Bank of Ireland.
    +  Not readily marketable. Date represents acquisition date.
  ADR  -American Depository Receipt traded in U.S. dollars
  UTS  -Units

THE NEW IRELAND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

October 31, 2004
--------------------------------------------------------------------------------
ASSETS:
   Investments at value (Cost $42,794,568)
       See accompanying schedule                                   U.S.$92,125,611
   Cash                                                                    356,750
   Foreign currency (Cost $5,190,193)                                    5,252,545
   Receivable for investment securities sold                               641,051
   Receivable for Spectel plc shares acquired by Avaya
       International Enterprises LTD. (net of valuation
       allowance of $160,229)                                              187,094
   Dividends receivable                                                    166,454
   Prepaid expenses                                                         31,252
                                                                       -----------
       Total Assets                                                     98,760,757
                                                                       -----------


LIABILITIES:
   Payable for investments purchased                                     1,225,216
   Accrued legal fees payable                                               94,263
   Investment advisory fee payable (Note B)                                 60,383
   Accrued audit fees payable                                               45,701
   Administration fee payable (Note B)                                      16,102
   Directors' fees and expenses (Note C)                                    10,127
   Transfer agent fees payable                                               1,811
   Custodian fees payable (Bank of Ireland) (Note B)                         1,462
   Custodian fees payable (JP Morgan Chase & Co.) (Note B)                   1,066
   Accrued expenses and other payables                                      51,358
                                                                       -----------
       Total Liabilities                                                 1,507,489
                                                                       -----------
NET ASSETS                                                         U.S.$97,253,268
                                                                       ===========



AT OCTOBER 31, 2004 NET ASSETS CONSISTED OF:
   Common Stock, U.S. $.01 Par Value -
       Authorized 20,000,000 Shares;
       Issued and Outstanding 4,688,528 Shares                     U.S.$    46,885
   Additional Paid-in Capital                                           50,436,629
   Undistributed Net Investment Income                                     134,590
   Accumulated Net Realized Loss                                        (2,768,994)
   Unrealized Appreciation of Securities,
       Foreign Currency and Net Other Assets                            49,404,158
                                                                       -----------
TOTAL NET ASSETS                                                   U.S.$97,253,268
                                                                       ===========


NET ASSET VALUE PER SHARE
   (Applicable to 4,688,528 outstanding shares)
   (authorized 20,000,000 shares)
(U.S. $97,253,268 / 4,688,528)                                     U.S.$     20.74
                                                                       ===========




                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                               For the Year Ended
                                                                October 31, 2004
---------------------------------------------------------------------------------

 INVESTMENT INCOME
  Dividends (net of withholding taxes of U.S. $1,705)           U.S.$  1,544,318
  Interest                                                                 8,597
                                                                    ------------
TOTAL INVESTMENT INCOME                                                1,552,915
                                                                    ------------

 EXPENSES
  Investment advisory fee (Note B)               $    647,139
  Legal fees                                          289,955
  Administration fee (Note B)                         173,010
  Directors' fees and expenses (Note C)               124,646
  Printing fees                                        62,673
  Custodian fees (Note B)                              34,618
  Other                                               221,168
                                                 ------------

TOTAL EXPENSES                                                         1,553,209
                                                                    ------------

NET INVESTMENT LOSS                                             U.S.$       (294)
                                                                    ------------

 REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS (NOTE D)
  Realized gain on:
    Securities transactions                         3,925,608
    Foreign currency transactions                     136,776
                                                 ------------
  Net realized gain on investments during the year                     4,062,384
                                                                    ------------
  Net change in unrealized appreciation of:
    Securities                                     17,053,848
    Foreign currency and net other assets              70,037
                                                 ------------
  Net unrealized appreciation of investments
     during the year                                                  17,123,885
                                                                    ------------

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS                                                      21,186,269
                                                                    ------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                               U.S.$ 21,185,975
                                                                    ============


                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                  Year Ended          Year Ended
                                               October 31, 2004    October 31, 2003
-----------------------------------------------------------------------------------
Net investment income/(loss)               U.S.  $      (294)  U.S.  $    340,169
Net realized gain/(loss) on investments            4,062,384           (2,204,145)
Net unrealized appreciation of
   investments, foreign currency holdings and net
   other assets                                   17,123,885           26,854,166
                                                 -----------         ------------
Net increase in net assets resulting
   from operations                                21,185,975           24,990,190

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                            (424,025)                  --
                                                 -----------         ------------
Net increase in net assets                        20,761,950           24,990,190
                                                 -----------         ------------

CAPITAL SHARE TRANSACTIONS:
   Value of 86,200 and 194,450 shares
     repurchased, respectively (Note F)           (1,298,640)          (2,056,220)
                                                 -----------         ------------
NET DECREASE IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                (1,298,640)          (2,056,220)
                                                 -----------         ------------

NET ASSETS
   Beginning of year                              77,789,958           54,855,988
                                                 -----------         ------------
   End of year (Including undistributed
     net investment income/accumulated net
     investment income of $134,590 and
     $422,133 respectively)                U.S.  $97,253,268   U.S.  $ 77,789,958
                                                 ===========         ============

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.
FINANCIAL HIGHLIGHTS (FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR)
--------------------------------------------------------------------------------

                                             Year Ended October 31,
                                  -----------------------------------------------------------------------
                                      2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------

Operating Performance:
Net Asset Value,
  Beginning of Year            U.S. $16.29    U.S. $11.04    U.S. $13.28    U.S. $20.06    U.S. $19.75
                                  --------        --------       -------       --------       --------
Net Investment Income/(Loss)         (0.00)#         0.07          (0.08)         (0.02)          0.15
Net Realized and Unrealized
  Gain/(Loss) on Investments          4.49           5.08          (1.50)         (3.65)          1.59
                                  --------        --------       -------       --------       --------
Net Increase/(Decrease) in
  Net Assets Resulting from
  Investment Operations               4.49           5.15          (1.58)         (3.67)          1.74
                                  --------        --------       -------       --------       --------
Distributions to Shareholders
  from:
  Net Investment Income              (0.09)            --           (.03)         (0.01)         (0.13)
  Net Realized Gains                    --             --           (.69)         (2.65)         (1.60)
                                  --------        --------       -------       --------       --------
Total from Distributions             (0.09)            --           (.72)         (2.66)         (1.73)
                                  --------        --------       -------       --------       --------
Anti-Dilutive/(Dilutive) Impact
  of Capital Share
  Transactions                        0.05           0.10           0.06++        (0.45)+         0.30
                                  --------        --------       -------       --------       --------
Net Asset Value,
  End of Year                  U.S. $20.74  U.S. $  16.29  U.S. $  11.04  U.S. $  13.28  U.S. $  20.06
                                    ======       ========       ========       ========       ========
Share Price, End of Year       U.S. $18.46  U.S. $  13.81 U.S. $    8.67  U.S. $  11.02  U.S. $  15.19
                                    ======       ========       ========       ========       ========
Total Investment Return(a)          28.14%         47.55%         (12.07)%       (23.76)%       13.27%
                                    ======       ========       ========       ========       ========
Total Investment Return(b)          34.47%         59.28%         (16.05)%       (12.73)%        3.43%
                                    ======       ========       ========       ========       ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets,
  End of Year (000's)         U.S. $97,253   U.S. $77,790   U.S. $54,856   U.S. $68,223   U.S. $95,075
Ratio of Net Investment
  Income/(Loss) to Average
  Net Assets                       (0.00)%++        0.54%        (0.64)%        (0.16)%          0.70%
Ratio of Operating Expenses
  to Average Net Assets              1.80%          1.78%          2.10%          1.80%          1.42%
Portfolio Turnover Rate                 5%            10%            13%            35%            34%

(a) Based on share net asset value and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.

(b) Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.

  + Amount represents $0.08 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $(0.53) per share impact for the new shares issued as Capital Gain Stock Distribution.

 ++ Amount represents $0.16 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $(0.10) per share impact for the new shares issued as Capital Gain Stock Distribution.

  #  Amount represents less than $0.01 per share.

 ++  Amount represents less than 0.01%.

THE NEW IRELAND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The New Ireland Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment strategy of the Fund, as revised in March 2001, involved a bias toward high growth Irish companies including listed and unlisted firms, drawn from the technology, telecommunications and health care sectors. Since then, due to the broadly based decline in the technology and telecommunications sectors, this strategy has been amended but the bias continues toward Ireland's growth companies.

A. SIGNIFICANT ACCOUNTING POLICIES:

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available, or whose values have been materially affected by events occurring before the funds' pricing time but after the close of the securities' primary markets, are valued by methods deemed by the Board of Directors to represent fair value. At October 31, 2004 the Fund held 1.35% of its net assets in securities valued in good faith with an aggregate cost of $549,657 and fair value of $1,307,652. Short-term securities that mature in 60 days or less are valued at amortized cost.

     DIVIDENDS AND DISTRIBUTIONS TO STOCKHOLDERS: Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.

THE NEW IRELAND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

   Ordinary Income                   $   134,590
   Accumulated Gains                          --
   Unrealized Appreciation            49,331,043
                                     -----------
                                     $49,465,633
                                     ===========


     For tax purposes, at October 31, 2004, the Fund distributed $424,025 of ordinary income. There were no distributions for the fiscal year ended October 31, 2003. The Fund had available realized losses of $2,768,994 to offset future net capital gains of $482,885 through October 31, 2010, and $2,286,109 through October 31, 2011.

     During the year ended October 31, 2004, the fund realized net foreign currency gains of $136,776, which increased distributable net income for tax purposes; accordingly such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

     On September 21, 2004, the Board of Directors approved the implementation of a Managed Distribution Program, subject to the granting of the appropriate exemptive relief from the Securities and Exchange Commission. Under the proposed Managed Distribution Program, the Fund would make quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund's prior four quarter-end net asset values. The Board has determined that the initial annual distribution rate shall be 10%, with quarterly distributions in an amount equal to approximately 2.5% of the Fund's net asset value. Distributions under the Distribution Plan may consist of, in order of preference and priority, (i) net realized long-term capital gains, (ii) net investment income, (iii) net realized short-term capital gains and, (iv) only to the extent necessary to make up any shortfall, a return of capital (up to the amount of the shareholder's adjusted tax basis in his or her shares).

     U.S. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income within the prescribed time. It is also the intention of the Fund to make distributions in sufficient amounts to avoid the Fund excise tax. Accordingly, no provision for U.S. Federal income taxes is required.

     CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the spot rate of such currencies against U.S. dollars by obtaining from FT-IDC each day the current 4:00pm London time spot rate and future rate (the future rates are quoted in 30-day increments) on foreign currency contracts. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and

THE NEW IRELAND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

subsequent sale trade date is included in realized gains and losses on security transactions.

     FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for non-trading purposes in order to protect investment securities and related receivables and payables against future changes in foreign currency exchange rates. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have terminated by settlements or by entering into offsetting commitments. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. There were no such contracts open in the Fund as of October 31, 2004.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis.

B. MANAGEMENT SERVICES:

     The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Bank of Ireland Asset Management (U.S.) Limited ("Bank of Ireland Asset Management"), an indirect wholly-owned subsidiary of The Governor and Company of the Bank of Ireland ("Bank of Ireland"). Under the Investment Advisory Agreement, the Fund pays a monthly fee at an annualized rate equal to 0.75% of the value of the average weekly net assets of the Fund up to the first $100 million and 0.50% of the value of the average weekly net assets of the Fund on amounts in excess of $100 million. In addition, Bank of Ireland Asset Management provides investor services to existing and potential shareholders.

     The Fund has entered into an administration agreement (the "Administration Agreement") with PFPC Inc. The Fund pays PFPC Inc. an annual fee payable monthly. During the year ended October 31, 2004, the Fund incurred expenses of U.S. $173,010 in administration fees to PFPC, Inc.

     The Fund has entered into an agreement with JP Morgan Chase & Co. to serve as custodian of the Fund's assets held outside of Ireland. During the year ended October 31, 2004, the Fund incurred expenses for JP Morgan Chase & Co. U.S. of $1,499. Bank of Ireland serves as the Fund's custodian of the Fund's assets held in Ireland. During the year ended October 31, 2004, the Fund incurred expenses of U.S. $33,119 in custodian fees to Bank of Ireland.

     For the year ended October 31, 2004, the Fund incurred total brokerage commissions of U.S. $18,864, of which U.S. $5,081 was paid to Davy Stockbrokers, an affiliate of Bank of Ireland Asset Management.

C. DIRECTORS FEES:

     The Fund currently pays each Director who is not a managing director, officer or employee of Bank of Ireland Asset Management or any affiliate thereof, an annual retainer of U.S. $11,500, plus U.S. $1,000 for each meeting of the Board of Directors or Committee of the Board attended in person or via telephone and any stockholder meeting attended in person not held on the same day as a meeting of the Board. The Fund pays the Chairman of the Board of Directors of the Fund an

THE NEW IRELAND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

additional fee of U.S. $32,500. Also, the Fund pays the Chairman of the Audit Committee an additional U.S. $1,000 for each meeting of the Audit Committee attended. Each Director is reimbursed for travel and certain out-of-pocket expenses.

D. PURCHASES AND SALES OF SECURITIES:

     The cost of purchases and proceeds from sales of securities for the year ended October 31, 2004, excluding U.S. government and short-term investments, aggregated U.S. $4,089,854 and U.S. $10,006,045, respectively.

     At October 31, 2004, aggregate gross unrealized appreciation for all securities (excluding foreign currency on deposit) in which there was an excess value over tax cost was U.S. $51,501,574 and aggregate gross unrealized depreciation for all securities (excluding foreign currency on deposit) in which there was an excess of tax cost over value was U.S. $2,170,531 . Also on this date, the tax cost of securities for Federal Income Tax purposes is U.S. $42,794,568.

     At October 31, 2004, there were no permanent tax and book differences in gross unrealized appreciation/depreciation of securities or the cost basis of securities.

E. COMMON STOCK:

     On December 14, 1989, 9,000 shares of the Fund's common stock were issued to Bank of Ireland Asset Management. On October 31, 2004, Bank of Ireland Asset Management held 11,548 shares representing .25% of the Fund's total issued shares.

     On October 31, 2004, Bank of Ireland Asset Management controlled 330,124 shares, representing 7.04% of the Fund's outstanding shares. The Wachovia Corporation held 570,137 shares, as stated in a 13F-HR filed with the Securities and Exchange Commission on April 28, 2004, representing 12.16% of the Fund's outstanding shares.

F. SHARE REPURCHASE PROGRAM:

     In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

     For the year ended October 31, 2004, the Fund repurchased 86,200 (1.81% of the shares outstanding at October 31, 2003 year end) of its shares for a total cost of $1,298,640 at an average discount of 15.13% of net asset value.

     For the fiscal year ended October 31, 2003, the Fund repurchased 194,450 (3.91% of the shares outstanding at October 31, 2002) of its shares for a total cost of $2,056,220, at an average discount of 18.84% of net asset value.

G. MARKET CONCENTRATION:

     Because the Fund concentrates its investments in securities issued by corporations in Ireland, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.

THE NEW IRELAND FUND, INC.
REPORT OF INDEPENDENT PUBLIC REGISTERED ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of The New Ireland Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities of The New Ireland Fund, Inc. (the "Fund"), including the portfolio holdings, as of October 31, 2004, and the related statement of operations for the year then ended and the statement of changes in net assets, and the financial highlights for the two years then ended. The financial highlights for the years ended October 31, 2002, October 31, 2001 and October 31, 2000, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements in their report dated December 6, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2004, the results of its operations for the year then ended and the changes in net assets and the financial highlights for the two years then ended, in conformity with accounting principles generally accepted in the United States of America.


/S/ GRANT THORNTON LLP

GRANT THORNTON LLP

New York, New York
November 29, 2004

ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     The Fund will distribute to stockholders, at least annually, substantially all of its net income from dividends and interest payments and expects to distribute substantially all its net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan approved by the Fund's Board of Directors (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is instructed otherwise by the stockholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash. Investors who own Fund shares registered in street name may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These stockholders should consult their broker-dealer for details. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by American Stock Transfer & Trust Company, as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The New Ireland Fund, Inc.

     The Plan Agent will serve as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. ("New York Stock Exchange"), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participants' account on, or shortly after, the payment date.

     Participants in the Plan have the option of making additional cash payments to the Plan Agent, annually, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gain distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations and to allow ample time

ADDITIONAL INFORMATION (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (CONTINUED)

for receipt and processing by the Plan Agent, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

     The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and U.S. Federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

     In the case of stockholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

     There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

     The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all stockholders at least ninety days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least ninety days written notice to all stockholders. All correspondence concerning the Plan should be directed to the Plan Agent for The New Ireland Fund, Inc. in care of American Stock Transfer & Trust Company, 40 Wall Street, New York, New York, 10005, telephone number (718) 921-8283.

ADDITIONAL INFORMATION (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

                             MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

     On June 7, 2004, the Fund held its Annual Meeting of Stockholders. The following Directors were elected by the following Votes: Denis P. Kelleher 3,591,094 For; 654,585 Abstaining; James M. Walton 3,591,094 For; 654,585
Abstaining; George G. Moore 3,591,094 For; 654,585 Abstaining. Peter J. Hooper, James J. Boyle and Denis Curran continue to serve in their capacities as Directors of the Fund.

     Also voted on at the same meeting was Proposal 2, relating to a Stockholder proposal requesting the Board to take steps necessary to open-end the Fund or otherwise enable Stockholders to realize net asset value for their shares. The following votes were recorded: 1,721,199 For; 1,329,136 Against; and 104,144 Abstaining. Out of the total 4,741,278 votes, entitled to be cast, 36.3% voted in favor of the proposal. As a result of the positive vote on the proposal, the Board of the Fund undertook to review the options open to it, in order to address the issues raised in the proposal.

                                 DIRECTOR'S FEES
--------------------------------------------------------------------------------
     See note "C" in Notes to Financial Statements.


                              FUND'S PRIVACY POLICY
--------------------------------------------------------------------------------

     The  New  Ireland  Fund,  Inc.   appreciates   the  privacy   concerns  and
expectations of its registered stockholders and safeguarding their nonpublic personal information ("Information") is of great importance to the Fund.

     The Fund collects Information pertaining to its registered stockholders, including matters such as name, address, tax I.D. number, Social Security number and instructions regarding the Fund's Dividend Reinvestment Plan. The Information is collected from the following sources:

     o Directly from the registered stockholder through data provided on applications or other forms and through account inquiries by mail, telephone or e-mail.

     o From the registered stockholder's broker as the shares are initially transferred into registered form.

     Except as permitted by law, the Fund does not disclose any Information about its current or former registered stockholders to anyone. The disclosures made by the Fund are primarily to the Fund's service providers as needed to maintain account records and perform other services for the Fund's stockholders. The Fund maintains physical, electronic, and procedural safeguards to protect the stockholders' Information in the Fund's possession.

     The Fund's privacy policy applies only to its individual registered stockholders. If you own shares of the Fund through a third party broker, bank or other financial institution, that institution's privacy policies will apply to you and the Fund's privacy policy will not.

ADDITIONAL INFORMATION (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

                              PORTFOLIO INFORMATION
--------------------------------------------------------------------------------

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available (1) by calling 1-800-468-6475; (2) on the Fund's website located at HTTP://WWW.NEWIRELANDFUND.COM; (3) on the SEC's website at HTTP://WWW.SEC.GOV;
------------------------------                               -------------------
or (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

                            PROXY VOTING INFORMATION
--------------------------------------------------------------------------------

     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund is available, without charge and upon request, by calling 1-800-468-6475. This information is also available from the EDGAR database or the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at HTTP://WWW.SEC.GOV.


                                 CERTIFICATIONS
--------------------------------------------------------------------------------

     The Fund's president has certified to the New York Stock Exchange that, as of July 6, 2004, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards. The Fund's reports to the
Securities and Exchange Commission on Forms N-CSR and N-CSRS contain certifications by the fund's principal executive officer and principal financial officer that relate to the fund's disclosure in such reports and that are required by rule 30a-2(a) under the Investment Company Act.

                                 TAX INFORMATION
--------------------------------------------------------------------------------

     For the fiscal year ended October 31, 2004, 100% of the undistributed net income qualifies for the 15% dividend tax rate as of January 1, 2003. The above tax information represents fiscal year end percentages and may differ from those provided to shareholders at calendar year end as dividend income earned by the Fund prior to January 1, 2003 does not qualify for the reduced tax rate.

                     BOARD OF DIRECTORS/OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

                                                       LENGTH OF                PRINCIPAL                          NUMBER OF
                             POSITION(S)                 TIME                 OCCUPATION(S)                      PORTFOLIOS IN
                             HELD WITH                  SERVED                  AND OTHER                        FUND COMPLEX
   NAME, ADDRESS,                THE                   AND TERM            DIRECTORSHIPS DURING                   OVERSEEN BY
       AND AGE                  FUND                  OF OFFICE*             PAST FIVE YEARS                       DIRECTOR
------------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS:

Peter J. Hooper, 64          Director and             Since 1990.          President of Hooper Associates-             1
Westchester Financial        Chairman of              Current term         Consultants; Director, The Ireland
Center, Suite 1000           the Board                expires in           United States Council for Commerce
50 Main Street                                        2006.                and Industry; Director, Flax Trust -
White Plains, NY 10606                                                     America; Director, Children's Medical
                                                                           Research Foundation.

James J. Boyle, 65           Director                 Since 2000.          Chairman and President of Cardinal          1
50 Main Street                                        Current term         Resources, Inc. (oil and gas production);
White Plains, NY 10606                                expires in           Formerly Director, Standard Microsystems
                                                      2005.                Corporation; Trustee, Alvernia College.

Denis P. Kelleher, 65        Director                 Since 1991.          Chief Executive Officer, Wall Street        1
17 Battery Place                                      Current term         Access-Financial Services; Director,
New York, NY 10004                                    expires in           SI Bank & Trust; Chairman and
                                                      2007.                Member of the Board of Trustees
                                                                           St. John's University.

George G. Moore, 53          Director                 Since 2004.          Chairman/Chief Executive Officer,           1
8010 Towers Crescent Drive                            Current term         TARGUS info; Chairman, AMACAI
Vienna, VA 22182                                      expires in           Information Corporation.
                                                      2006.

James M. Walton, 73          Director                 Since 1990.          Chairman, Vira I. Heinz Endowment;          1
Room 3902                                             Current term         Formerly, Director, FireFly, Inc., Director
525 William Penn Place                                expires in           and Vice Chairman, MMC Group, Inc.
Pittsburgh, PA 15219                                  2007.                (management company).

INTERESTED DIRECTORS:

Denis Curran, 57**           Director and             Since 2000.          Director and President-International,       1
75 Holly Hill Lane           President***             Current term         Bank of Ireland Asset Management
Greenwich, CT 06830                                   expires in           Limited; Director, Bank of Ireland Asset
                                                      2005.                Management (U.S.) Limited; Director,
                                                                           Iridian Asset Management.
OFFICERS:***

Denis Curran                 President                Appointed            see description above
                                                      Annually

Lelia Long, 42               Treasurer                Since 2002.          Senior Vice President and Director, Bank of
75 Holly Hill Lane                                    Appointed            Ireland Asset Management (U.S.) Limited;
Greenwich, CT 06830                                   Annually             Director, Iridian Asset Management.

Linda J. Hoard, 56           Secretary                Since 1998.          Vice President and Senior Counsel, PFPC
99 High Street                                        Appointed            Inc.; Previously, Vice President, PFPC Inc.
Boston, MA 02110                                      Annually

Debra M. Brown, 42           Chief                    Since 2004.          Principal, Brown & Associates;
20 Oak Street, Suite 200     Compliance               Appointed            President, Self Audit , Inc.
Beverly Farms, MA 01915      Officer                  Annually

Hugh Carter, 47              Assistant                Since 1999.          Vice President and Investment
4400 Computer Drive          Treasurer                Appointed            Accounting Director, PFPC, Inc.
Westborough, MA 01581                                 Annually

----------------------
 * Each Director shall serve until the expiration of his current term and until his successor is elected and qualified.
 ** Mr. Curran is deemed to be an "interested" Director because of his affiliation with the Investment Adviser.
 *** Each officer of the Fund will hold office until a successor has been elected by the Board of Directors.

                           THE NEW IRELAND FUND, INC.
                             DIRECTORS AND OFFICERS
                     Peter J. Hooper   - CHAIRMAN OF THE BOARD
                     James J. Boyle    - DIRECTOR
                     Denis Curran      - PRESIDENT AND DIRECTOR
                     Denis P. Kelleher - DIRECTOR
                     George G. Moore   - DIRECTOR
                     James M. Walton   - DIRECTOR
                     Lelia Long        - TREASURER
                     Hugh Carter       - ASSISTANT TREASURER
                     Linda J. Hoard    - SECRETARY
                     Debra M. Brown    - CHIEF COMPLIANCE OFFICER

                          PRINCIPAL INVESTMENT ADVISOR
                 Bank of Ireland Asset Management (U.S.) Limited
                               75 Holly Hill Lane
                          Greenwich, Connecticut 06830

                                  ADMINISTRATOR
                                    PFPC Inc.
                               4400 Computer Drive
                        Westborough, Massachusetts 01581

                                   CUSTODIANS
                                 Bank of Ireland
                               Lower Baggot Street
                                Dublin 2, Ireland

                              JP Morgan Chase & Co.
                        North America Investment Services
                            3 Metro Tech - 7th Floor
                            Brooklyn, New York 11245

                           SHAREHOLDER SERVICING AGENT
                     American Stock Transfer &Trust Company
                                 40 Wall Street
                            New York, New York 10005

                                  LEGAL COUNSEL
                               Sullivan & Cromwell
                                125 Broad Street
                            New York, New York 10004

                  INDEPENDENT PUBLIC REGISTERED ACCOUNTING FIRM
                               Grant Thornton LLP
                                 60 Broad Street
                               New York, NY 10004

                                 CORRESPONDENCE
                   ALL CORRESPONDENCE SHOULD BE ADDRESSED TO:
                           The New Ireland Fund, Inc.
                                    PFPC Inc.
                                 99 High Street
                                   27th Floor
                           Boston, Massachusetts 02110

                   TELEPHONE INQUIRIES SHOULD BE DIRECTED TO:
                        1-800-GO-TO-IRL (1-800-468-6475)
                                WEBSITE ADDRESS:
                             www.newirelandfund.com

IR-AR 10/04

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.


     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.


     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that James J. Boyle is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent."

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $73,261.00.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0.00

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,000.00.

     TAX PREPARATION

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0.00.

     (e)(1)   Disclose   the  audit   committee's   pre-approval   policies  and
              procedures   described  in  paragraph   (c)(7)  of  Rule  2-01  of
              Regulation S-X.

                           THE NEW IRELAND FUND, INC.

                             AUDIT COMMITTEE POLICY
                                       ON
        PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS


The Audit Committee of The New Ireland Fund, Inc. (the "Fund") is charged with the responsibility to monitor the independence of the Fund's independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm's engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant's independence. The Committee's evaluation will be based on:

         a review of the nature of the professional services expected to be provided,

         a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES PROVIDED TO THE FUNDS

On an annual basis, the scope of audits for the Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund's independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor's independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chairman pursuant to authority delegated in this Policy.

The categories of services enumerated under "Audit Services", "Audit-related Services", and "Tax Services" are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chairman) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chairman) would consider for pre-approval.

AUDIT SERVICES

The following categories of audit services are considered to be consistent with the role of the Fund's independent accountants:

              Annual Fund financial statement audits
              SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund's independent accountants:

              Accounting consultations
              Agreed upon procedure reports
              Attestation reports
              Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee

Chairman (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $7,500.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund's independent accountants:

    Tax compliance services related to the filing or amendment of the following:
        Federal, state and local income tax compliance; and Sales and use tax compliance
    Timely RIC  qualification  reviews
    Tax  distribution  analysis and planning
    Accounting  methods studies
    Tax consulting  services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $7,500.

OTHER NON-AUDIT SERVICES

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

PROSCRIBED SERVICES

The Fund's independent accountants will NOT render services in the following categories of non-audit services:

            Bookkeeping or other services related to the accounting records or financial statements of the Fund
            Financial information systems design and implementation
            Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
            Actuarial services
            Internal audit outsourcing services
            Management functions or human resources
            Broker or dealer, investment adviser, or investment banking services Legal services and expert services unrelated to the audit
            Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO BIAM AND BIAM AFFILIATES

Certain non-audit services provided to Bank of Ireland Asset Management (U.S.) Limited ("BIAM") or any entity controlling, controlled by or under common control with BIAM that provides ongoing services to the Fund ("BIAM Affiliates") will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those RELATED DIRECTLY TO THE OPERATIONS AND FINANCIAL REPORTING OF THE FUND. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $75,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to BIAM Affiliates, the Committee will receive an annual report from the Fund's independent accounting firm showing the aggregate fees for all services provided to BIAM and BIAM Affiliates.



December 10, 2003

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) N/A

                           (c) 100%

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0.00.

     (h) The registrant's audit committee of the board of directors HAS considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: James J. Boyle, Peter J. Hooper, Denis P. Kelleher and James
     M. Walton.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        BANK OF IRELAND ASSET MANAGEMENT
                               PROXY VOTING POLICY


TABLE OF CONTENTS:


I: PROXY VOTING PROCEDURES

A. PURPOSE                                                                     3

B. SCOPE                                                                       3

C. GUIDING PRINCIPLES                                                          3

D. DECISION AND VOTING PROCESS                                                 3

E. PROXY VOTING COMMITTEE                                                      4

F. CONFLICTS OF INTEREST                                                       4

G. WHEN BIAM DOES NOT VOTE PROXIES                                             5


II: PROXY VOTING GUIDELINES                                                    6

A. AUDITORS                                                                    6

B. BOARD OF DIRECTORS                                                          6
-  Election of Directors
-  Director Indemnification and Liability Provisions
-  Board Size
-  Independent Chairman (Separate Chairman/CEO)
-  Majority of Independent Directors/Establishment of Committees
-  Director Tenure/Retirement Age
-  Filling of Vacancies/Removal of Directors

C. SHAREHOLDER RIGHTS                                                          8
-  Confidential Voting
-  Shareholder Ability to Call Special Meetings

D. PROXY CONTESTS                                                              9
-  Voting for Director Nominees in Contested Elections
-  Voting for Strategic Initiatives in Contested Elections

E. ANTI-TAKEOVER MEASURES                                                      9
-  Amend Bylaws without Shareholder Consent
-  Anti-Takeover Provisions
-  Poison Pill Plans
-  Greenmail

F. CAPITAL STRUCTURE                                                          10
-  Adjustments to Par Value of Common Stock
-  Common Stock Authorization
-  Preferred Stock
-  Preemptive Rights
-  Share Repurchase Programs
-  Stock Distributions: Splits and Dividends

G. MERGERS AND CORPORATE RESTRUCTURINGS                                       12
-  Going Private Transactions (LBOs and Minority Squeezeouts)
-  Spin-offs

H. EXECUTIVE AND DIRECTOR COMPENSATION                                        12
-  Golden and Tin Parachutes
-  Director Compensation
-  Stock Option Expensing

I. MISCELLANEOUS                                                              13
-  Amending Minor Bylaws
-  Changing Corporate Name
-  Changing Date, Time or Location of Annual Meeting

I        PROXY VOTING PROCEDURES

A.       PURPOSE

Bank of Ireland Asset Management Limited and the BIAM group of companies ("BIAM") has adopted and implemented these policies and procedures ("Policies") to seek to ensure that client proxies are voted in the clients' best interests, in accordance with BIAM's fiduciary duties to clients and, in the case of BIAM (U.S.), with SEC rule 206(4)-6 under the Investment Advisers Act of 1940. BIAM believes that the Policies set forth herein are reasonably designed to achieve that goal.


B.  SCOPE

BIAM's authority to vote the proxies of its clients is established by its advisory contracts and its proxy voting guidelines have been tailored to reflect these specific contractual obligations. These Policies apply where clients have delegated the authority and responsibility to BIAM to decide how to vote proxies. Where BIAM has agreed to follow client guidelines in voting proxies, client guidelines will be followed and supercede these Policies. BIAM also will follow these Policies, as applicable, if it provides advice or recommendations about specific proxy votes to clients that have not delegated voting responsibility to BIAM. These Policies may be changed from time to time.


C.  GUIDING PRINCIPLES

It is the policy of BIAM to vote all proxies for the exclusive benefit of its clients. The maximization of total return for the client as an investor in the stock being voted is the governing influence in considering corporate voting decisions.


D.  DECISION AND VOTING PROCESS

BIAM's proxy voting decisions are made by the Asset Managers. (For clients that have specific voting guidelines, Portfolio Construction will determine the votes to be cast at a client level.) BIAM may vote differently on the same matter if client guidelines or specific instructions call for a vote that is inconsistent with BIAM's Proxy Voting Guidelines or a decision made by BIAM's Asset Managers. In unusual circumstances, BIAM Asset Managers may make different proxy voting decisions for different clients.

Portfolio Construction is responsible for the communication of voting decisions between the Asset Managers and BIAM's proxy voting agent (the "Agent"). Portfolio Construction provides the Agent with up to date portfolio holdings information. As a result, the Agent can provide BIAM with all voting and shareholder meeting information necessary for informed and timely decision making. The Agent is responsible for the timely and accurate processing of the voting decision, and the distribution of this decision to all relevant parties. The Agent is also responsible for unblocking/rescinding a voting decision upon request from BIAM.


E.  PROXY VOTING COMMITTEE

BIAM has established a Proxy Voting Committee ("Committee") to deal with various issues associated with proxy voting. The role of the Committee is to develop and periodically review these Policies to help ensure they are up to date and reflect current regulatory requirements; review compliance with these Policies; and critically evaluate exceptions to the Policies. The Committee also is responsible for taking reasonable steps to seek to identify any material conflicts of interest on the part of BIAM or its personnel that may affect particular proxy votes. The Committee is comprised of representatives from Asset Management; Portfolio Construction; Compliance and Client Service.


F.  CONFLICTS OF INTEREST

Occasions may arise where BIAM may have a material conflict of interest with respect to a matter to be voted. A material conflict of interest may exist, for example, if BIAM has a very significant business relationship with either the company whose stock is being voted, the person soliciting the proxy or a third party that has a material interest in the outcome of the proxy vote.

The Proxy Voting Committee provides guidance to assist BIAM personnel in identifying potential conflicts of interest and bringing them to the attention of the Committee. The Committee is responsible for evaluating the materiality of any conflicts. These Policies describe some, but not all, of the specific types of conflicts of interest that BIAM may encounter in connection with proxy voting. The Committee is expected to evaluate the particular facts and circumstances of each situation and exercise its best judgment in deciding whether the conflicts are material and how they should be addressed. A member of BIAM's senior management will be designated, upon request from the Committee, for consultation and to resolve any conflicts issue on which the Committee has been unable to reach a decision on its own.

When a material conflict of interest is identified, BIAM may (1) vote the proxies in accordance with the general rule stated in the Proxy Voting Guidelines set forth in these Policies (as may be amended from time to time), provided the guidelines specify how votes generally will be cast on that particular type of matter, i.e., the guidelines state that BIAM generally will vote "for" or "against" the proposal; (2) seek voting instructions or a waiver of the conflict from the clients whose securities are to be voted on their specific shares; (3) cast the votes for its clients in the same proportion as the vote of all other holders of such security, or "mirror vote," if information about the votes cast by other holders is reasonably and timely available to BIAM; (4) refrain from voting, other than to vote "present" for purposes of a quorum or (5) take other action appropriate under the circumstances.

An adviser-client relationship will not be considered material for conflict purposes if the gross investment advisory income received from the relationship by BIAM during its most recent fiscal year did not exceed one percent (1%) of BIAM's annual gross investment advisory income and is not expected to exceed that amount in the current fiscal year.

BIAM sets its Proxy Voting Guidelines and makes each proxy voting decision independently, in the best interests of its clients and without regard to the interests of BIAM, its parent company or any other affiliates of BIAM. In addition, as a matter of policy, BIAM will not accept or consider direction from its affiliates on how to vote any particular proxy.


G.  WHEN BIAM DOES NOT VOTE PROXIES

In appropriate circumstances, BIAM may not vote proxies respecting client securities, including, but not limited to, situations where (a) the securities are no longer held in a client's account; (b) the proxy and other necessary documents are not received in sufficient time to allow BIAM to analyze the material or cast an informed vote by the voting deadline; (c) BIAM concludes that the cost of voting the proxy outweighs any potential benefit to the client;
(d) in BIAM's judgment, the matter to be voted is neither material nor relevant to shareholders and the issuer of the securities; (e) securities have been loaned out pursuant to a client's securities lending program and are unavailable to vote; or (f) the value or amount of the securities to be voted is insignificant or undeterminable. BIAM also may refrain from voting a proxy where BIAM believes that it is in the client's best interest to do so. Generally, this will occur if BIAM is in disagreement with the proposals but the management have committed to make, within an agreed time frame, appropriate changes which in BIAM's view will favor shareholders.

In certain markets, shareholders are required to stop trading securities for a specified time before or after a shareholder meeting ("Blocking Period"). BIAM may refrain from voting or cancel a vote when BIAM concludes that it is more beneficial to clients to be free to trade the securities than to vote securities. In addition, BIAM will, to the best of its ability, unblock a share position that is subject to a Blocking Period if there is danger of a failed trade. Blocking only occurs in certain markets and the Blocking Periods and rules vary from country to country, and in certain circumstances, from company to company.

II       PROXY VOTING GUIDELINES


The following are guidelines and as such are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when BIAM will not vote in strict adherence to these guidelines. Votes on matters not covered by these guidelines will be determined in accordance with the guiding principles set forth above. Certain proxy questions that are company specific and of a non-routine nature may be more appropriately handled on a case-by-case basis. At any time, BIAM may seek voting instructions from some or all clients holding the securities to be voted.


A.       AUDITORS

BIAM generally will vote FOR proposals to ratify auditors, unless there is reason to believe that an auditor has a material financial interest in or association with the company, and is therefore not independent, or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.


B.       BOARD OF DIRECTORS


ELECTION OF DIRECTORS

Electing directors is an important stock ownership right that shareholders can exercise. Shareholders should seek to elect directors who represent their interests and will act in a manner which will maximize the value of their ownership interest and who can ultimately be held accountable for their actions.

     >> BIAM generally will vote FOR all nominees in uncontested elections. However, each election is examined on a case-by-case basis and BIAM will withhold votes for individual nominees or entire slates of directors if it believes such action is in the best interest of shareholders.


DIRECTOR INDEMNIFICATION AND LIABILITY PROVISIONS

Directors and officers are often faced with difficult choices and should be willing to make decisions that are not risk-averse. BIAM believes that directors should not be held accountable for actions taken where they have acted honestly and in good faith but should not be fully released from liability if they act outside of such parameters.

     >> BIAM generally will vote FOR proposals providing for indemnification and liability limitations for officers and directors, provided the policies are limited to the director acting honestly and in good faith and putting the interests of the company first, rather than eliminating entirely director's and officer's liability for monetary damages for violating the duty of care.


BOARD SIZE

Proposals to allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. By increasing the size of the board, management can make it more difficult for dissidents to gain control.

     >> BIAM generally will vote FOR proposals that seek to fix the size of the board.

     >> BIAM generally will vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.


INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

     >> BIAM generally will vote FOR proposals to separate the roles of Chairman and CEO.


MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

BIAM believes that having a board independent of management is of the utmost importance to both a company and its shareholders.

     >> BIAM generally will vote FOR proposals asking that a majority or more of directors be independent.

     >>  BIAM  generally  will  vote FOR  proposals  asking  that  board  audit, compensation, and/or nominating committees be "independent". Independence does not necessarily require that the entire committee be composed of independent directors.


DIRECTOR TENURE/RETIREMENT AGE

Tenure and Age limits impose an arbitrary threshold beyond which director's may not serve regardless of the director's performance.

     >> BIAM believes that directors should be judged on their own merit and generally will not support proposals for such arbitrary guidelines as age restrictions.

     >> BIAM generally will vote FOR proposals that require directors to present themselves for re-election on a periodic basis.


FILLING VACANCIES/REMOVAL OF DIRECTORS

Shareholder ability to remove directors, with or without cause, is prescribed by a state's business corporation law, an individual company's articles of incorporation, or its bylaws. If the state or company has specified that removal may only be for cause, then such things as self-dealing or fraud will allow for the removal of a director. Removal without cause requires no such showing, which would allow shareholders to remove through a majority vote any director before his or her term expires.

     >> BIAM will evaluate on a CASE-BY-CASE basis proposals that members of the board can only be removed for cause.


C.       SHAREHOLDER RIGHTS


CONFIDENTIAL VOTING

In a confidential voting system, all proxies, and voting tabulations that identify individual shareholders are kept confidential. This confidentiality can eliminate any real or perceived coercion towards voters.

     >> BIAM generally will vote FOR proposals that corporations adopt confidential voting, use independent vote tabulators or use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

     >> BIAM generally will vote FOR proposals to adopt confidential voting by shareholders.


SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Certain matters may arise between regularly scheduled shareholder meetings that require attention. The inability of shareholders to call meetings could result in shareholders being unable to remove directors, initiate a shareholder resolution or respond to a beneficial offer without having to wait for the next scheduled meeting. The inability to call a special meeting and the resulting insulation of management could adversely affect corporate performance and shareholder returns.

     >> BIAM generally will vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

     >> BIAM generally will vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.


D.       PROXY CONTESTS

Proxy contests can play a valuable role in removing entrenched directors and creating a means for corporate change.


VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Electing directors is an important stock ownership right that shareholders can exercise.

>> BIAM will review on a CASE-BY-CASE basis how it will cast its votes for directors in a contested election based upon what BIAM believes are the director nominees that will serve in the best interests of shareholders and will enhance shareholder value.


VOTING FOR STRATEGIC INITIATIVES IN CONTESTED ELECTIONS

>> Votes in a contested election to approve a strategic initiative will be evaluated on a CASE-BY-CASE basis and voted in favor of the position that BIAM believes will be in the best interest of shareholders and will enhance shareholder value.


E.       ANTI-TAKEOVER MEASURES


BIAM generally will vote AGAINST anti-takeover proposals if such proposals act against the common interests of shareholders.


AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

     >> BIAM generally will vote AGAINST proposals giving the board exclusive authority to amend the Bylaws.

     >> BIAM generally will vote FOR proposals giving the board the ability to amend the bylaws with shareholder consent.

ANTI-TAKEOVER PROVISIONS

     >> BIAM generally will vote AGAINST any proposed amendments to corporate Articles, Bylaws or Charters that include anti-takeover provisions.


POISON PILL PLANS

Poison pills (or shareholder rights plans) are tactics used by management fearing an unwelcome takeover bid. They cause a variety of events to occur which may make the company financially less attractive to a potential acquirer.

     >> BIAM generally will vote FOR a proposal that the company submit a shareholder rights plan (poison pill) to a shareholder vote.

     >> BIAM generally will vote AGAINST a proposal to renew or amend an existing shareholder rights plan (poison pill).

     >> BIAM generally will vote FOR a proposal to redeem a shareholder rights plan (poison pill).

     >> BIAM generally will vote AGAINST an increase in capital stock for use in the implementation of a shareholder rights plan (poison pill).


GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. This transferred cash could, absent the greenmail payments, be put to use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

     >> BIAM generally will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make a greenmail payment.


F.       CAPITAL STRUCTURE


ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Stock that has a fixed per share value printed on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent. Many times proposals to reduce par value stem from state law requirements or banking regulations.

     >> BIAM generally will vote FOR management proposals to reduce the par value of common stock.


COMMON STOCK AUTHORIZATION

State statutes and stock exchanges require shareholder approval for increases in the number of common shares a board is authorized to issue. Companies increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, and implementation of stock splits or payment of stock dividends.

     >> BIAM generally will vote FOR increases in common stock authorized provided such action is determined to be in the shareholders' best interests.

     >> BIAM will review on a CASE-BY-CASE basis proposals to approve a reduction in the number of shares of common stock authorized for issue or an elimination of an authorized class of common stock.


PREFERRED STOCK

     >> BIAM will review on a CASE-BY-CASE basis proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

     >> BIAM will review on a CASE-BY-CASE basis proposal to eliminate a currently authorized class of preferred stock.


PREEMPTIVE RIGHTS

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the class they own, in an amount equal to the percentage of the class they already own. These rights provide shareholders with some protection from involuntary dilution of their ownership interest.

     >> BIAM generally will vote FOR proposals that restore preemptive rights of shareholders.

SHARE REPURCHASE PROGRAMS

     >>  BIAM  generally  will  vote  FOR  management   proposals  to  institute
         open-market share repurchase plans (Stock Repurchase Program).


STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

     >> BIAM generally will vote FOR management proposals to increase the common share authorization for a stock split or share dividend.

     >>  BIAM generally will vote FOR recommended stock splits.


G.       MERGERS AND CORPORATE RESTRUCTURINGS


     >> BIAM will review on a CASE-BY-CASE basis proposals for mergers and acquisitions.


GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

     >> BIAM will review on a CASE-BY-CASE basis proposals to take a company private, taking into account factors including, but not limited to, offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.


SPIN-OFFS

     >> BIAM will review on a CASE-BY-CASE basis proposed spin-offs, taking into consideration factors including, but not limited to, tax and regulatory advantages, planned use of the sale proceeds, valuation of the spin-off, fairness opinion, benefits to the parent company, conflicts of interest, managerial incentives, corporate governance changes and changes in the capital structure.


H.       EXECUTIVE AND DIRECTOR COMPENSATION


     >> BIAM will evaluate on a CASE-BY-CASE basis all proposed executive and director compensation plans.

GOLDEN AND TIN PARACHUTES

Golden and tin parachutes are designed to protect the employees of a corporation in the event of a change in control. Golden parachutes are payments to senior level management that are triggered during a change of control. The calculation is usually based on some multiple of an employee's annual or monthly compensation. Some companies are extending the coverage to all employees via tin parachutes.

     >> BIAM generally will vote FOR proposals that the company eliminate or restrict existing severance agreements, change-in-control provisions, or golden parachutes.


DIRECTOR COMPENSATION

BIAM believes that director compensation should be appropriate for the time and effort that directors spend executing their duties.

     >> BIAM evaluates all director compensation proposals on a CASE-BY-CASE basis.


STOCK OPTION EXPENSING

     >> BIAM generally will vote FOR proposals that the company to expense stock options unless management has already publicly committed to start expensing by a specific date.


I.       MISCELLANEOUS


AMENDING MINOR BYLAWS

     >> BIAM generally will vote FOR management proposals for bylaw or charter changes that are of a housekeeping nature (updates or corrections).


CHANGING CORPORATE NAME

     >> BIAM generally will vote WITH MANAGEMENT with regard to changing the corporate name.

CHANGING DATE, TIME OR LOCATION OF ANNUAL MEETING

     >> BIAM generally will vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. BIAM requires at least ten days notice of any such change in order to allow for custodian deadlines.

                                                                      07/01/2003

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.


                    REGISTRANT PURCHASES OF EQUITY SECURITIES

====================================================================================================================================
                                                                                                        (D) MAXIMUM NUMBER (OR
                                                             (C) TOTAL NUMBER OF SHARES          APPROXIMATE DOLLAR VALUE) OF SHARES
                      (A) TOTAL NUMBER    (B) AVERAGE         (OR UNITS) PURCHASED AS PART          (OR UNITS) THAT MAY YET BE
                       OF SHARES (OR     PRICE PAID PER       OF PUBLICLY ANNOUNCED PLANS           PURCHASED UNDER THE PLANS OR
   PERIOD            UNITS) PURCHASED    SHARES (OR UNIT)           OR PROGRAMS                              PROGRAMS
====================================================================================================================================
Month #1             18,850              $14.41               18,850                             477,852
(May 1, 2004 to
May 31 2004)
====================================================================================================================================
Month #2             2,800               $15.07               2,800                              475,052
(June 1 2004 to
June 30 2004)
====================================================================================================================================
Month #3             0                   0                    0
(July 1 2004 to
July 31 2004)
====================================================================================================================================
Month #4             0                   0                    0
(August 1 2004
to August 31
2004)
====================================================================================================================================
Month #5             0                   0                    0
(September 1
2004 to
September 30
2004)
====================================================================================================================================
Month #6             6,200               $17.20               6,200                              468,852
(October 1 2004
to October 31
2004)
====================================================================================================================================
Total                27,850              $15.10               27,850
====================================================================================================================================

a.     The date each plan or program was announced: February : 2000
b. The dollar amount (or share or unit amount) approved: 10% of shares outstanding at the previous fiscal year end
c.     The expiration  date (if any) of each plan or program:  None
d. Each plan or program that has expired during the period covered by the table: None
e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases: None

In accordance with Section 23(c) of the Investment Company act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant  to Rule  30a-2(a) under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               THE NEW IRELAND FUND, INC.
             -------------------------------------------------------------------

By (Signature and Title)*  /S/ DENIS CURRAN
                         -------------------------------------------------------
                           Denis Curran, President
                           (principal executive officer)

Date                       JANUARY 7, 2005
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ DENIS CURRAN
                         -------------------------------------------------------
                           Denis Curran, President
                           (principal executive officer)

Date                       JANUARY 7, 2005
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By (Signature and Title)*  /S/ LEILA LONG
                         -------------------------------------------------------
                           Lelia Long, Treasurer
                           (principal financial officer)

Date                       JANUARY 7, 2005
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* Print the name and title of each signing officer under his or her signature.